CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED) (USD $)	12 Months Ended
	May 31, 2012	May 31, 2011
Revenue	$ 8,423,049	$ 5,465,564
Other income and gains	209,154	137,494
Service costs	5,224,044	2,362,519
Administrative expenses	718,366	1,028,504
Personnel cost	1,232,640	705,265
Depreciation expense	647,538	491,442
Amortization expense	121,632	118,875
Income before provision for income taxes	587,924	849,981
Provision for income taxes	329,938	200,078
Net income	257,986	649,903
Other comprehensive income
Gain on foreign currency translation	136,254	150,482
Total comprehensive income	$ 394,240	$ 800,385
Weighted average number of shares	282,315,325	277,020,426